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                         THE DIRECTOR VARIABLE ANNUITY
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

      SUPPLEMENT DATED SEPTEMBER 24, 1996 TO THE DIRECTOR VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 1, 1996

The subsection entitled "ITT Hartford Life and Annuity Insurance Company" should read as follows:

    What is ITT Hartford?

        ITT Hartford Life and Annuity Insurance Company ("ITT Hartford"), formerly ITT Life Insurance Corporation, was originally incorporated under the laws of Wisconsin on January 9, 1956. ITT Hartford was redomiciled to Connecticut on May 1, 1996. It is a stock life insurance company engaged in the business of writing both individual and group life insurance and annuities in all states including the District of Columbia, except New York. The offices of ITT Hartford are located in Minneapolis, Minnesota; however, its mailing address is P.O. Box 5085, Hartford, Connecticut 06102-5085.

        ITT Hartford is a wholly owned subsidiary of Hartford Life Insurance Company. ITT Hartford is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. On December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation.

        ITT Hartford is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. ITT Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability.

        These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable annuity are the general corporate obligations of ITT Hartford. These ratings do apply to ITT Hartford's ability to meet its insurance obligations under the Contract.

33-56790